                                                                    Exhibit 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying  Quarterly Report on Form 10-QSB of Chubasco
Resources Corp., for the quarter ended April 30, 2005, I, Scott Young,  certify, pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley  Act of 2002, to my knowledge,  that:

     (1)  the Quarterly  Report on Form 10-QSB of Chubasco  Resources  Corp. for
          the quarter ended April 30, 2005 fully complies with the  requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the information  contained in the Quarterly  Report on Form 10-QSB for the quarter  ended April 30,  2005,  fairly  presents in all  material respects,  the  financial  condition  and  results  of  operations  of
          Chubasco Resources Corp.

                                   By:    /s/ Scott Young
                                       -----------------------------------------

                                   Name:   Scott Young

                                   Title:  Principal and  Chief Executive and
                                           Financial Officer, President,
                                           and Director

                                   Date:   June 13, 2005